Exhibit 4.11

Number ZTM 2272 Shares COMMON STOCK Z TRIM HOLDINGS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS SEE REVERSE FOR CERTAIN CUSIP 988924 PAR VALUE $.00005 This Certifies that is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Z Trim Holdings, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Illinois, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate if not valid unless countersigned and registered by the Transfer Agent Registrar. WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers. DATED Steve Cohen PRESIDENT Z Trim Holdings, Inc. CORPORATE SEAL ILLINOIS Brian Chaiken CHIEF FINANCIAL OFFICER AUTHORIZED SIGNATURE BY REGISTRAR

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF TRF MIN ACT- _____________Custodian_______________
TEN ENT	-	as tenants by the entireties	(Cust) (Minor)
JT TEN	-	as joint tenants with right of	under Uniform Gifts to Minors
		survivorship and not as tenants	Act ____________________
		in common	(State)

UNIF GIFT MIN ACT- _________ Custodian (until age____________)
(Cust)
______________ under Uniform Transfers
(Minor)
to Minors Act ________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

DATED

X

X
NOTICE:	THE SIGNATURE(s) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURES) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17A0-15.